Global Industrials Fund Period Ended 2/28/2015

Sub Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; schedule A dated
November 20, 2014    Incorporated by reference to Post Effective
Amendment No. 207 to the Registrants Registration Statement filed on April 6, 2015.